UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                            KOREA EQUITY FUND, INC.
          -----------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

          -----------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
----------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
----------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
----------------------------------------------------------------------
(5) Total fee paid:
----------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
----------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
----------------------------------------------------------------------
(3) Filing Party:
----------------------------------------------------------------------
(4) Date Filed:
----------------------------------------------------------------------

                            KOREA EQUITY FUND, INC.
                              535 Madison Avenue
                           New York, New York 10022

                                ---------------

                 NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
                                 July 21, 2004

                                ---------------

TO THE SHAREHOLDERS OF
KOREA EQUITY FUND, INC.:

     Notice is hereby given that the 2004 Annual Meeting of Shareholders (the "Meeting") of Korea Equity Fund, Inc. (the "Fund") will be held at the offices of Nomura Securities International, Inc., Two World Financial Center - Building B, 225 Liberty Street, New York, New York, on Wednesday, July 21, 2004, at 9:00 A.M. for the following purposes:

     (1) To elect two Directors to serve as Class I Directors, each to serve for a term to expire in 2007;

     (2) To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending October 31, 2004;

     (3) To consider and act upon a shareholder proposal to terminate the Fund's investment advisory agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd.; and

     (4) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on June 1, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

     You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.



                                      By Order of the Board of Directors


                                                NEIL A. DANIELE
                                                   Secretary
New York, New York
Dated: June 10, 2004

                     [This Page intentionally left blank]

                                PROXY STATEMENT

                            KOREA EQUITY FUND, INC.
                              535 Madison Avenue
                           New York, New York 10022

                                ---------------

                      2004 ANNUAL MEETING OF SHAREHOLDERS
                                 July 21, 2004

                                ---------------

                                 INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Korea Equity Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2004 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Securities International, Inc., Two World Financial Center - Building B, 225 Liberty Street, New York, New York, on Wednesday, July 21, 2004, at 9:00 A.M. The approximate mailing date of this Proxy Statement is June 17, 2004.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of two Class I Directors (Proposal 1), FOR the ratification of the appointment of PricewaterhouseCoopers LLP ("PWC") as independent accountants for the Fund (Proposal 2), and AGAINST the shareholder proposal to terminate the Fund's investment advisory agreement between Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.") and Nomura Asset Management Co., Ltd. ("NAM") (Proposal 3).

     Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above, by submitting a subsequently executed proxy or by voting in person at the Meeting.

     Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification.

     The Board of Directors has fixed the close of business on June 1, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of June 1, 2004, the Fund had outstanding 8,409,000 shares of Common Stock, par value $0.10 per share.

     The Board of Directors of the Fund knows of no business other than the election of two Class I Directors, the ratification of the appointment of PWC as the Fund's independent accountants, and the consideration of a shareholder proposal to terminate the Fund's investment advisory agreement between NAM-U.S.A. and NAM, each of which is discussed below, and the possibility that a shareholder may attempt to introduce two proposals for consideration at the Meeting, each of which is described below. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     THE FUND SENDS ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS SUCCEEDING SUCH ANNUAL REPORT, IF ANY, TO SHAREHOLDERS UPON REQUEST TO THE FUND AT 535 MADISON AVENUE, NEW YORK, NEW YORK 10022 (OR CALL
1-800-833-0018).

                       PROPOSAL 1. ELECTION OF DIRECTORS

     The Fund's Board of Directors is divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualify. The term of office for Directors in Class I expires at the 2004 Annual Meeting, Class II at the next succeeding annual meeting and Class III at the following succeeding annual meeting. Each year the term of office of one class will expire. Each of the two Class I Director nominees proposed in this Proxy Statement for election to the Board of Directors is currently a Director of the Fund. The balance of the current Directors consists of two Class II Directors and two Class III Directors, none of whom is a nominee for election at the Meeting and all of whom will continue in office after the Meeting.

     Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

NOMINEES PROPOSED FOR ELECTION

     Messrs. William G. Barker, Jr. and John F. Wallace have been nominated by the Nominating Committee of Directors of the Fund, consisting of the Directors who are not interested persons of the Fund, to serve as Class I Directors for a three-year term to expire at the annual meeting of shareholders to be held in 2007 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

     Unless authority is withheld in the proxy or properly revoked, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the following Class I Director nominees: William G. Barker, Jr. and John F. Wallace.

     The Board of Directors knows of no reason why either of the Class I Director nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee(s) as the Board of Directors may recommend. Mr. Wallace may be considered an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act")) as a result of his prior service as a director and officer of NAM-U.S.A. Mr. Barker is not an "interested person" of the Fund within the meaning of the Investment Company Act. It is currently expected that any such substitute nominee for Mr. Barker will not be an "interested person."

     The following tables contain information about the nominees for election as Class I Directors and about Directors whose terms will continue after the Meeting. Each Director has served as a Director of the Fund since the Fund's inception in December 1993, except for Mr. Suzuki who was elected to the Board effective May 8, 2003 and Mr. Grollman who was elected to the Board to fill a vacancy on the Board effective January 1, 2004.

Nominees Proposed for Election at the Meeting

Interested Director

     Biographical and other information relating to the Class I Director nominee, who is an "interested person," as defined in the Investment Company Act, of the Fund is set forth below.

                                                                                                                      Other
                             Position(s)       Term of                                           Number of            Public
                                 Held         Office and                                        Funds in the      Directorships
                               with the       Length of        Principal Occupation(s)          Fund Complex       Held by the
Name, Address and Age*           Fund        Time Served        During Past Five Years           Overseen**          Director
------------------------   --------------  ---------------- -----------------------------   -----------------   -----------------
                  Class I (Nominee for a Term Expiring at the Annual Meeting of Shareholders to be held in 2007)

John F. Wallace (75)***      Class I        Director         Retired since 2000; Vice       2 registered         None
17 Rhoda Street              Director       since 1993       President of the Fund from     investment
West Hempstead, New York                                     1997 to 2000 and Secretary     companies
11552                                                        and Treasurer of the Fund      consisting of 2
                                                             from 1993 to 1997; Senior      portfolios
                                                             Vice President of NAM-
                                                             U.S.A. from 1981 to 2000,
                                                             Secretary from 1976 to 2000,
                                                             Treasurer from 1984 to 2000
                                                             and Director from 1986 to
                                                             2000.

-----------------
* Mr. Wallace, if elected, will serve as a Class I Director for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2007 and until his successor is elected and qualified or until his earlier resignation or removal.
** In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc. at June 1, 2004.
*** Mr. Wallace is a director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. The Fund currently treats Mr. Wallace as an "interested person," as defined in the Investment Company Act, of the Fund because of the positions he has previously held with the Fund and NAM-U.S.A.

Non-Interested Director

     Biographical and other information relating to the Class I Director nominee, who is not an "interested person," as defined in the Investment Company Act, of the Fund is set forth below.

                                                                                                                      Other
                             Position(s)       Term of                                           Number of            Public
                                 Held         Office and                                        Funds in the      Directorships
                               with the       Length of        Principal Occupation(s)          Fund Complex       Held by the
Name, Address and Age*           Fund        Time Served        During Past Five Years           Overseen**          Director
-------------------------  --------------  ---------------- -----------------------------   -----------------   -----------------
                  Class I (Nominee for a Term Expiring at the Annual Meeting of Shareholders to be held in 2007)

William G. Barker, Jr.***   Class I         Director since  Retired.                        2 registered        None
(71)                        Director        1993                                            investment
111 Parsonage Road                                                                          companies
Greenwich, Connecticut                                                                      consisting of 2
06830                                                                                       portfolios

-------------
* Mr. Barker, if elected, will serve as a Class I Director for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2007 and until his successor is elected and qualified or until his earlier resignation or removal.
** In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc. at June 1, 2004.
*** Mr. Barker is also a director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and is a member of the Audit and Nominating Committees of Japan Smaller Capitalization Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.


INFORMATION REGARDING OTHER DIRECTORS

Class II Directors

Interested Director

     Biographical and other information relating to the Class II Director, who is an "interested person," as defined in the Investment Company Act, of the Fund is set forth below.

                                                                                                                      Other
                             Position(s)       Term of                                           Number of            Public
                                 Held         Office and                                        Funds in the      Directorships
                               with the       Length of        Principal Occupation(s)          Fund Complex       Held by the
Name, Address and Age*           Fund        Time Served        During Past Five Years           Overseen**          Director
-------------------------  --------------  ---------------- -----------------------------   -----------------   -----------------
                         Class II (Term Expiring at the Annual Meeting of Shareholders to be held in 2005)

Yasushi Suzuki (50)*        President      President        President of the Fund since     2 registered        None
Nomura Asset                and Class II   and Director     May 2003; President and         investment
Management U.S.A. Inc.      Director       since May        Director of NAM-U.S.A     .     companies
535 Madison Avenue                         2003             since May 2003;                 consisting of 2
New York, New York                                          Management Executive of         portfolios
10022                                                       NAM from December
                                                            1999 to April 2003;
                                                            Deputy Managing Director



                                                                4

                                                            of Nomura International
                                                            PLC (UK) from July 1997
                                                            to November 1999.

-----------------
* Mr. Suzuki is a director and the president of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. Mr. Suzuki is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions as President of the Fund, and as President and Director of NAM-U.S.A. and former Management Executive of NAM.
** In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc. at June 1, 2004.

Non-Interested Director

     Biographical and other information relating to the Class II Director, who is not an "interested person," as defined in the Investment Company Act, of the Fund is set forth below.

                                                                                                                      Other
                             Position(s)       Term of                                           Number of            Public
                                 Held         Office and                                        Funds in the      Directorships
                               with the       Length of        Principal Occupation(s)          Fund Complex       Held by the
Name, Address and Age*           Fund        Time Served        During Past Five Years           Overseen**          Director
-------------------------  --------------  ---------------- -----------------------------   -----------------   -----------------
                         Class II (Term Expiring at the Annual Meeting of Shareholders to be held in 2005)

Chor Weng Tan (68)*         Class II       Director since   Managing Director for           2 registered        None
The American Society of     Director       1993             Education, The American         investment
Mechanical Engineering                                      Society of Mechanical           companies
3 Park Avenue                                               Engineering since 1991;         consisting of 2
New York, New York                                          Director of Tround              portfolios
10016                                                       International, Inc. from
                                                            1984 to 1997.

---------------------
* Mr. Tan is also a director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and is a member of the Audit and Nominating Committees of Japan Smaller Capitalization Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.
** In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc. at June 1, 2004.

Class III Directors

Non-Interested Directors

           Biographical and other information relating to the Class III Directors, each of which is not an "interested person," as defined in the Investment Company Act, of the Fund is set forth below.

                                                                                                                      Other
                             Position(s)       Term of                                           Number of            Public
                                 Held         Office and                                        Funds in the      Directorships
                               with the       Length of        Principal Occupation(s)          Fund Complex       Held by the
Name, Address and Age*           Fund        Time Served        During Past Five Years           Overseen**          Director
-------------------------  --------------  ---------------- -----------------------------   -----------------   -----------------
                        Class III (Term Expiring at the Annual Meeting of Shareholders to be held in 2006)



                                                                5

Arthur R. Taylor (68)       Class III      Director since   Retired since 2002;             2 registered        None
373 Devonshire Street       Director       1993             President of Muhlenberg         investment
Allentown, Pennsylvania                                     College from 1992 to 2002.      companies
18103                                                                                       consisting of 2
                                                                                            portfolios

William K. Grollman (62)    Class III      Director since   President since 1981 and        2 registered        None
SmartPros Ltd.              Director       January 2004     co-founder of SmartPros Ltd.    investment
12 Skyline Drive                                            (continuing education           companies
Hawthorne, New York                                         professional); former           consisting of 2
10532                                                       Partner and National            portfolios
                                                            Director of BDO Seidman
                                                            accounting firm; former
                                                            professor at Fordham
                                                            University Graduate
                                                            School of Business
                                                            Administration 1987 to
                                                            1992.

-----------------
* Each Class III Director is also a director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and each is a member of the Audit and Nominating Committees of Japan Smaller Capitalization Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.
** In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc. at June 1, 2004.

     Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act and are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Barker, Grollman, Tan and Taylor are members of these Committees. The principal responsibilities of the Audit Committee and the Nominating Committee are described below. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

     During the fiscal year ended October 31, 2003, the Board of Directors held four meetings, the Audit Committee held five meetings and the Nominating Committee held one meeting. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the fiscal year and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served. Mr. Grollman was not a Director of the Fund during the fiscal year ended October 31, 2003.

                         REPORT OF THE AUDIT COMMITTEE

     The following is a report by the Fund's Audit Committee regarding the responsibilities and functions of the Audit Committee.

     Pursuant to the Audit Committee Charter adopted by the Fund's Board of Directors on August 6, 2003, the Audit Committee's principal responsibilities are to: (i) recommend to the Board the selection, retention or termination of the Fund's independent accountants; (ii) review with the independent accountants the scope, performance and anticipated cost of their audit; (iii) discuss with the independent accountants certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit; (iv) ensure that the independent accountants submit on a periodic basis a formal written statement as to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent accountants and recommend that the Board take appropriate action in response to this statement to satisfy itself of the independent accountants' independence; and
(v) consider the comments of the independent accountants and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls. A copy of the Audit Committee Charter is attached as Exhibit I.

     The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PWC, the Fund's independent accountants, and discussed with PWC certain matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has considered whether the provision of non-audit services by PWC is compatible with maintaining the independence of those accountants. At its meeting held December 17, 2003, the Audit Committee reviewed and discussed the audit of the Fund's financial statements with Fund management and PWC. The Audit Committee discussed with PWC their independence and considered whether the provision of services by PWC to the Fund and to NAM-U.S.A. and its affiliates was compatible with maintaining PWC's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2003 Annual Report to shareholders for the fiscal year ended October 31, 2003.

     The Audit Committee's Charter for the Fund requires the Audit Committee
(a) to pre-approve all auditing services to be provided to the Fund by the Fund's independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Fund by the Fund's independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Fund by the Fund's independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act and (c) to pre-approve non-audit services to be provided to the Fund's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund) if the engagement relates directly to the operations and financial reporting of the Fund.

                                       Submitted by the Audit Committee of the
                                       Board of Directors of the Fund

                                       William G. Barker, Jr.
                                       William K. Grollman
                                       Chor Weng Tan
                                       Arthur R. Taylor


     Nominating Committee; Consideration of Potential Director Nominees. The principal purpose of the Nominating Committee is to select and nominate the Directors of the Fund. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund's manager and its affiliates and other principal service providers. The Committee periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.

     The Nominating Committee will consider potential director candidates recommended by Fund shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Fund or the Fund's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Fund shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the 1934 Act. A copy of the Nominating Committee Charter is attached as Exhibit II.

     Shareholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund's Secretary. Notice to the Fund's Secretary should be provided in accordance with the deadline specified in the Fund's Bylaws and include the information required by the Fund's Bylaws.

     The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. Generally, the Committee meets annually to identify and evaluate nominees for Director and make its recommendations to the Board. The Committee may meet more frequently if vacancies on the Board occur during a given year. In identifying and evaluating a potential nominee to serve as an independent Director of the Fund, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Fund and to protect the interests of Fund shareholders; (iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.

     No nominee recommendations have been received from shareholders. The Nominating Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Fund's needs and circumstances, and as applicable legal or listing standards change.

     Communications with the Board of Directors. Shareholders may send written communications to the Fund's Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to 535 Madison Avenue, New York, New York 10022). Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act, must continue to meet all the requirements of Rule 14a-8. See "Additional Information -- Proposals of Shareholders" below.

     Director Attendance at Shareholder Meetings. The Fund has no formal policy regarding director attendance at shareholder meetings. Each member of the Board of Directors then in office was present at the Fund's 2003 annual meeting of shareholders.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934.
Section 16(a) of the 1934 Act requires the officers and directors of the Fund and persons who own more than 10% of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, the New York Stock Exchange and the Boston Stock Exchange. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 that they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund currently treats one Class I Director nominee, Mr. Wallace, as an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he held with the Fund and NAM-U.S.A. Prior to his retirement from NAM-U.S.A. in 2000, Mr. Wallace was a Vice President, Treasurer and Secretary of the Fund and a Senior Vice President, Secretary, Treasurer and Director of NAM-U.S.A.

     Compensation of Directors. NAM-U.S.A. pays all compensation of all Directors of the Fund who are affiliated with NAM-U.S.A. or any of its affiliates. The Fund pays to each Director not affiliated with NAM-U.S.A. or any of its affiliates an annual fee of $5,000 plus $500 per Board or committee meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $34,675 for the fiscal year ended October 31, 2003.

     The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all U.S. registered investment companies managed by NAM-U.S.A. or advised by NAM:

                                             Aggregate                Pension or Retirement            Aggregate Compensation from
                                            Compensation            Benefit Accrued as Part of             Fund Complex Paid to
                                           from Fund For              Fund Expenses for its                Directors During the



                                                               9

                                       its Fiscal Year Ended            Fiscal Year Ended                  Calendar Year Ended
          Name of Director                October 31, 2003               October 31, 2003                   December 31, 2003*
          ----------------                ----------------               ----------------                   ------------------
William G. Barker, Jr...........               $8,500                          None                              $17,000
William K. Grollman**...........                 --                            None                                 --
Yasushi Suzuki..................                 --                            None                                 --
Chor Weng Tan...................               $8,000                          None                              $16,000
Arthur R. Taylor................               $8,500                          None                              $17,000
John F. Wallace.................               $7,500                          None                              $15,000

-------------
* In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc. Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 2003.
**   Mr. Grollman was appointed a Director of the Fund effective January 1,
     2004.

     Officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set forth below:


 Name, Address* and         Position(s) Held         Term of Office** and                Principal Occupation(s)
  Age of Officers             with the Fund          Length of Time Served               During Past Five Years
-----------------------    -------------------      ------------------------       -------------------------------------------
Yasushi Suzuki (50)         President and            President since 2003           President of the Fund since May 2003;
                            Director                                                President and Director of NAM-U.S.A.
                                                                                    since May 2003; Management Executive of
                                                                                    NAM from 1999 to April 2003.

Kenneth L. Munt (57)        Vice President           Vice President since           Senior Vice President and Secretary of
                                                     2001                           NAM-U.S.A. since 1999; Senior Vice
                                                                                    President of Human Resources for
                                                                                    Middlesex Mutual Assurance Company
                                                                                    (insurance company) from 1996 to 1999.

Rita Chopra-Brathwaite      Treasurer                Treasurer since 2002           Vice President of NAM-U.S.A. since 2001;
(35)                                                                                Assistant Vice President of NAM-U.S.A.;
                                                                                    from 1999 to 2000. Senior Accounting
                                                                                    Manager from 1997 to 1998.

Neil Daniele (43)           Secretary                Secretary since 2002           Senior Vice President of NAM-U.S.A. Inc.
                                                                                    since 2002; Vice President and Compliance
                                                                                    Officer of Munich Re Capital Management
                                                                                    Corp. (asset management firm) from 2001
                                                                                    to 2002; Vice President of AIG Global
                                                                                    Investment Group, Inc. (asset management
                                                                                    firm) from 2000 to 2001; Compliance
                                                                                    Officer of AIG Global Investment Corp.
                                                                                    from 1996 to 2000.

-------------
* The address of each officer listed above is 535 Madison Avenue, New York, New York 10022.
** Elected by and serves at the pleasure of the Board of Directors.


     Stock Ownership. Information relating to the share ownership by each Director nominee and each current Director at June 1, 2004 is set forth below:

                                                                                                    Aggregate Dollar Range of
                                           Shares of Common          Aggregate Dollar Range       Securities in All Registered
         Name of Director Nominee/         Stock of the Fund          of Equity Securities          Funds in the Fund Complex
             Current Directors            Beneficially Owned               in the Fund            Overseen by Director Nominee
             -----------------            ------------------         -----------------------      -----------------------------
Nominees
      William G. Barker, Jr.............          -0-                         None                            None
      John F. Wallace...................         1,000                     $1-$10,000                      $1-$10,000

Current Directors
      Yasushi Suzuki ...................          -0-                         None                            None
      Chor Weng Tan.....................         2,500                   $10,001-$50,000                 $10,001-$50,000
      William K. Grollman...............          -0-                         None                            None
      Arthur R. Taylor..................          -0-                         None                            None


     As of June 1, 2004, the Directors and officers of the Fund as a group (nine persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, all of the officers of the Fund as a group (four persons) owned an aggregate of less than 1% of the outstanding shares of Nomura Holdings, Inc., the parent company of each of NAM-U.S.A., NAM, Nomura Asset Management Hong Kong Limited ("NAM-Hong Kong") and Nomura Asset Management Singapore Limited ("NAM-Singapore").

                  PROPOSAL 2. RATIFICATION OF APPOINTMENT OF
                            INDEPENDENT ACCOUNTANTS

     The Audit Committee has approved PWC as independent accountants for the Fund for the fiscal year ending October 31, 2004. A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" persons of the Fund, has ratified the appointment of PWC as the Fund's independent accountants for that fiscal year. Based principally on representations from PWC, the Fund knows of no direct financial or material indirect financial interest of PWC in the Fund. PWC, or a predecessor firm, has served as the independent accountants for the Fund since inception.

     PWC also acts as independent accountants for NAM-U.S.A. and certain of its affiliated entities and for one other investment company for which NAM-U.S.A. acts as manager. The Audit Committee of the Fund considered the fact that PWC has been retained as the independent accountants for these other entities in its evaluation of the ability of PWC to also function in that capacity for the Fund.

     A representative of PWC is expected to be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions from shareholders concerning the Fund's financial statements.


                 PROPOSAL 3. SHAREHOLDER PROPOSAL TO TERMINATE
               THE FUND'S INVESTMENT ADVISORY AGREEMENT BETWEEN
         NOMURA ASSET MANAGEMENT U.S.A. INC. (the Fund's Manager) AND
       NOMURA ASSET MANAGEMENT CO., LTD. (the Fund's Investment Adviser)

     THE FUND'S INDEPENDENT DIRECTORS UNANIMOUSLY OPPOSE AND STRONGLY URGE ALL SHAREHOLDERS TO VOTE AGAINST PROPOSAL 3. THE INDEPENDENT DIRECTORS BELIEVE THAT THE PROPOSAL IS CONTRARY TO THE BEST INTERESTS OF THE FUND.

Shareholder Proposal

     A shareholder has submitted the following proposal for inclusion in this Proxy Statement. Such shareholder claims to be the beneficial owner of shares of the Fund with a market value of at least $2,000 continuously for at least one year. The Fund will provide the name and address of the proposing shareholder to any person who so requests such information by written or oral request to Neil A. Daniele, Secretary of the Fund, at the offices of the Fund, 535 Madison Avenue, New York, New York 10022.

               RESOLVED: The Fund's investment advisory agreement with Nomura Asset Management Co., Ltd., shall be terminated as soon as possible.

     The proposing shareholder requested that the following statement be included in the Proxy Statement in support of the proposal:

     In its ten years of operations, the Fund has significantly under-performed its benchmark index. From the Fund's inception in December 1993 through July 31, 2003, the share price has fallen at an annualized rate of -9.4%, a decline more than 50% greater than that of the KOSPI benchmark (-5.8%). Moreover, shares of the Fund persistently trade at a double digit discount to the net asset value. As of October 24, 2003, the discount was 15%.

     In my opinion, shareholders should no longer have to tolerate the Fund's under-performance or the dead weight loss of value represented by the discount. I believe that the best solution to both problems is to terminate the agreement with the current investment advisor. I believe there are other investment advisors who can produce superior returns and recommend aggressive actions to narrow or eliminate the discount. Liquidation of the Fund is one such option that should, in my opinion, be seriously considered.

          INDEPENDENT DIRECTORS' RESPONSE TO THE SHAREHOLDER PROPOSAL

Summary

     The Fund's Independent Directors unanimously oppose, and strongly urge you to vote AGAINST, the shareholder proposal to terminate the investment advisory agreement between NAM-U.S.A. and NAM. The independent Directors believe that the Fund continues to be a viable long-term investment vehicle. The independent Directors further believe that NAM should continue to serve as the Fund's investment adviser. NAM is a global financial services firm and, together with its advisory affiliates, has assets under management of approximately $150 billion as of March 31, 2004. NAM specializes in managing investments in Asian securities and has acted as investment adviser to the Fund since the Fund's inception in 1993.

     Pursuant to the terms of the Fund's Management Agreement with NAM-U.S.A., NAM-U.S.A. has delegated (with the prior authorization of the Fund's Board of Directors) investment advisory responsibilities for the Fund's portfolio to NAM, and NAM has delegated (with the prior authorization of the Fund's Board of Directors) this investment advisory discretion to NAM-Singapore and NAM-Hong Kong. This shareholder proposal proposes to terminate the investment advisory agreement between NAM-U.S.A. and NAM. If that agreement is terminated, the investment sub-advisory agreement between NAM and NAM-Singapore and NAM and NAM-Hong Kong will terminate automatically. The Fund's Management Agreement with NAM-U.S.A., however, will continue.

Independent Directors' Deliberations

     The independent Directors have held numerous meetings among themselves as well as with NAM-U.S.A., and have had extensive discussions with their counsel and other advisers over the past several months, as part of an overall review of the Fund and its operations. In the course of their deliberations, the independent Directors considered fundamental alternatives regarding the Fund. In particular, the independent Directors requested and reviewed information they deemed relevant to the concerns expressed by the proposing shareholder, and considered, among other things, whether it would be in the best interest of the Fund to merge the Fund into another fund with similar investment objectives and policies, to liquidate and dissolve the Fund, to change the structure of the Fund to an open-end fund, to convert the Fund to interval fund status, to conduct a partial tender offer or to replace the Fund's current management and/or investment advisory arrangements. The independent Directors and NAM also considered the long-term investment potential of the Fund's investments in Korean equity securities and the likelihood that such investment potential could be reached by NAM or another investment adviser. After completing their review, which included discussions with an investment company industry consultant, the independent Directors have concluded that, in their judgment:

o the Fund continues to be a viable long-term investment vehicle for Korean equity securities; and

o it is in the best interest of the Fund, under the circumstances and considering the independent Directors' review discussed above, that the Fund continue to operate under its current management and investment advisory arrangements as a stand alone closed-end fund.

The independent Directors considered numerous factors in making their determinations, including, in particular:

     1.   The Fund's Improved Recent Performance

          The Fund's Board of Directors regularly reviews the Fund's investment performance and holds discussions with NAM and the portfolio managers for the Fund. Although the Korean equity securities markets continue to be volatile due to the inherent nature of the Korean equity securities market and Korea's political situation, NAM, based on recommendations by the Board of Directors and its own internal review, has taken action to improve the Fund's investment performance over the past few years, including introducing a new portfolio manager on

          November 1, 2001. Since the introduction of the new portfolio manager, the Fund's net asset value and stock price have increased 91.33% and 98.85%, respectively, for the period from November 1, 2001 through April 30, 2004.

          Set forth below is information concerning the Fund's stock price and net asset value performance for the past four calendar years.

          Stock Price Performance

          The Fund's stock price outperformed the KOSPI (the Korea Composite Stock Price Index) for each of the past four calendar years. The KOSPI is a composite index, calculated on a market value method, that is the major measure of changes in market value of stocks listed on the Korea Stock Exchange.

                                 ---------------------------------------------
                                       Calendar Year Ended December 31,*
                                 ---------------------------------------------
                                    2003       2002       2001        2000
           --------------------- ----------- ---------- ---------- -----------
           Fund**                   37.6%       8.1%      37.4%      -50.0%
           --------------------- ----------- ---------- ---------- -----------
           KOSPI***                 28.6%      -0.2%      32.9%      -56.0%
           --------------------- ----------- ---------- ---------- -----------
           Over Performance          9.0%       8.3%       4.5%        6.0%
           --------------------- ----------- ---------- ---------- -----------

           *    Sources: NAM-U.S.A. and Bloomberg L.P.
           ** Based on New York Stock Exchange's closing market price, adjusted for reinvestment of income dividends and capital gain distributions. The Fund's stock price performance does not reflect sales commissions.
           ***  Korea Composite Stock Price Index in U.S. dollars.

          For the four month period from January 1, 2004 to April 30, 2004, the Fund's stock price increased 4.6%, while the KOSPI increased 10.6%. As of April 30, 2004, the shares of the Fund traded at a discount to net asset value of 11.4%.

          Net Asset Value Performance

          The Fund's net asset value outperformed the KOSPI for three of the past four calendar years.

                                    ------------------------------------------
                                        Calendar Year Ended December 31,*
                                    ------------------------------------------
                                      2003       2002       2001        2000
           ------------------------ -------- ---------- ---------- -----------
           Fund                       36.2%       1.9%      31.6%      -54.5%
           ------------------------ -------- ---------- ---------- -----------
           KOSPI**                    28.6%      -0.2%      32.9%      -56.0%
           ------------------------ -------- ---------- ---------- -----------
           Over (Under) Performance    7.6%       2.1%      -1.3%        1.5%
           ------------------------ -------- ---------- ---------- -----------

           *    Sources: NAM-U.S.A. and Bloomberg L.P.
           **   Korea Composite Stock Price Index in U.S. dollars.

          For the four month period from January 1, 2004 to April 30, 2004, the Fund's net asset value increased 2.8%, while the KOSPI increased 10.6%.

     2.   Prospects for Investment in Korean Equity Securities

          The Fund provides one of a very limited number of U.S.-registered investment funds available to U.S. investors who wish to invest in Korean equity securities. The independent Directors believe that the Fund offers the opportunity for shareholders to realize long-term capital appreciation. After deliberation and consideration of the feasibility of various options, the independent Directors do not believe that it is in the best interest of the Fund that the Fund merge into another fund with similar investment objectives and policies, liquidate and dissolve, change its structure to an open-end fund, convert to interval fund status, conduct a partial tender offer or change its current management and/or investment advisory arrangements.

          NAM believes that the Korean economy is in the early stages of transforming from a developing economy into a developed economy. Several companies, such as Samsung Electronics and Hyundai Motors, have become global competitors in their respective industries and over the long-term NAM believes that other Korean companies are likely to become global competitors in their own industries. While the Korean equity securities market is currently heavily discounted due to political uncertainty and other economic factors, NAM believes that the Korean equity securities market should gradually realize its full potential over time.

     3.   The Fund's Capital Loss Carryforward

          The Fund has a capital loss carryforward of approximately $48.96 million as of October 31, 2003, which is available to offset future gains in the Fund's investment portfolio. (The Fund had net assets of approximately $45.2 million at that date.) If the Fund's Board of Directors were to approve a plan of liquidation and dissolution and the Fund's shareholders subsequently vote to adopt that plan, the Fund would lose the ability to use its capital loss carryforward. If the Fund merged into another fund with similar investment objectives and policies, the successor fund's ability to use the Fund's capital loss carryforward would be reduced.

Consequences of Investment Advisory Agreement Termination

     If the Fund's current investment advisory agreement were to be terminated, the Fund's Board of Directors would consider all alternatives available under the circumstances. As discussed above, the independent Directors believe that it is in the best interest of the Fund, under the circumstances, for the Fund to continue to operate under its currently existing management and investment advisory arrangements as a stand alone closed-end fund. In the course of their review of fundamental alternatives regarding the Fund, neither the independent Directors nor the industry consultant retained by them have after investigation identified another investment adviser that would be willing to serve as investment adviser to the Fund if the Fund's current investment advisory agreement were to be terminated. Accordingly, all of the Fund's Directors, including the independent and interested Directors, currently believe that, if the current investment advisory agreement were to be terminated, they would have no alternative other than to recommend to shareholders the liquidation and dissolution of the Fund. To effect such a determination, the Board of Directors would need to approve a plan of liquidation and dissolution and the Fund's shareholders would subsequently be asked to vote to adopt that plan.

     THE INDEPENDENT DIRECTORS UNANIMOUSLY RECOMMEND A VOTE "AGAINST" PROPOSAL NO. 3.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The President and Fellows of Harvard College ("Harvard") have reported beneficial ownership of approximately 29.0% of the Fund's Common Stock as of March 4, 2004. Harvard is located at 600 Atlantic Avenue, Boston, Massachusetts 02210. City of London Investment Group PLC ("City of London") has reported a 7.78% beneficial ownership of the Fund's Common Stock as of February 12, 2004. City of London is located at 10 Eastcheap, London EC3M 1LX, United Kingdom. To the knowledge of the management of the Fund, Harvard and City of London are the only beneficial owners of more than 5% of the Fund's outstanding shares.

                                              Shares of Common Stock        Percentage of the Fund's
                                               the Fund Beneficially          Common Stock Owned at
Name of Beneficial Owner                       Owned at June 7, 2004              June 7, 2004
------------------------                       ---------------------              ------------
The President and Fellows of Harvard College         2,441,200                       29.00%
City of London Investment Group PLC                    654,200                        7.78%

                            ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

     The expense of preparation, printing and mailing of the enclosed form of proxy, this Proxy Statement and the accompanying Notice of Meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained The Altman Group ("Altman"), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for a fee of approximately $12,500, together with reimbursement of such firm's expenses. Altman is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker-dealers, and monitoring of voting results.

Independent Accountants' Fees

     The SEC's auditor independence rules require the Fund's Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by the Fund's independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund's independent accountants to NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A., if the services relate directly to the operations and financial reporting of the Fund.

     The following table sets forth the aggregate fees paid to PWC, independent accountants for the Fund, for the Fund's fiscal year ended October 31, 2003 for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to shareholders; (ii) financial information systems design and implementation services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund. For the Fund's fiscal year ended October 31, 2003, the independent accountants did not render any other audit-related services to the Fund, except as described under clauses (i) above. The Fund's Audit Committee has determined that the provision of non-audit services under clause (iii) is compatible with maintaining the independence of the independent accountants from the Fund. The independent accountants of the Fund are PWC.

                                                                             Financial
                                                                            Information
                                   Audit Fees                              Systems Design
                                    Charged         Audit-                      and
                                      to           Related       Tax       Implementation     All Other
              Fund                  the Fund         Fees        Fees           Fees            Fees*      Fiscal Year End
              ----                  --------         ----       -------         -----           -----      ---------------
Korea Equity Fund, Inc..........     $50,000         None       $7,500          None           $371,375    October 31, 2003

---------------
* These fees relate to tax advisory services for NAM, NAM-U.S.A., NAM-Hong Kong and NAM-Singapore; audit and audit-related services for NAM-Hong Kong; and non-audit services for the Fund.

Voting Requirements

     The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. If, by the time scheduled for the Meeting, a quorum of the Fund's shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the chairman of the meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. No additional notice will be provided to you in the event the Meeting is adjourned unless otherwise required by Maryland law.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted FOR the election of two Class I Director nominees (Proposal 1), FOR the ratification of the appointment of PWC as independent accountants for the Fund (Proposal 2), and AGAINST the shareholder proposal to terminate the Fund's investment advisory agreement between NAM-U.S.A. and NAM (Proposal 3). Provided that a quorum has been established at the Meeting, approval of the election of two Class I Directors to the Board of Directors (Proposal 1) requires the affirmative vote of a majority of the shares outstanding and entitled to vote thereon, in person or by proxy. Approval of the ratification of PWC as independent accountants for the Fund requires the affirmative vote of a majority of the votes cast at the Meeting (Proposal 2). Approval of the shareholder proposal to terminate the Fund's investment advisory agreement between NAM-U.S.A. and NAM (Proposal 3) requires the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act, which is the vote (a) of 67% or more of the shares of the Fund present at the meeting of the holders if more than 50% of the outstanding shares are present or represented by proxy, or (b) of more than 50% of the outstanding shares, whichever is less. Approval of any other routine matter which may properly come before the Meeting for consideration requires the affirmative vote of a majority of the votes cast.

Broker Non-Votes and Abstentions

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients, as well as the Japan Securities Settlement & Custody, Inc. ("JSSC") holding shares of the Fund on behalf of its beneficial shareholders, may request the instructions of such customers, clients and beneficial shareholders, on how to vote their shares on each proposal before the Meeting. The Fund understands that under the rules of the New York Stock Exchange, the Boston Stock Exchange and the Osaka Securities Exchange, broker-dealers and the JSSC may, without instructions from such customers, clients and beneficial shareholders, grant authority to the proxies designated by the Fund to vote on certain matters to be considered if no instructions have been received prior to the date specified in the broker-dealer firm's or the JSSC's request for voting instructions. Certain broker-dealer firms or the JSSC may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the proxies so designated are granted authority by broker-dealer firms and the JSSC to vote on the proposals to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any proposal will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against the election of Director nominees (Proposal 1) and the shareholder proposal (Proposal 3). Abstentions and broker non-votes will have no effect on the vote required to ratify the appointment of PWC as independent accountants for the Fund (Proposal 2).

Other Matters

     The Fund is aware that a shareholder intends to attempt to introduce two proposals for consideration at the Meeting (collectively, the "Floor Proposals"):

     (i) To consider terminating the Fund's management agreement with NAM-U.S.A.; and

     (ii) To recommend that the Board of Directors take all necessary actions to liquidate the Fund as soon as possible.

     The Fund's proxy holders will use their discretionary voting authority to vote against the Floor Proposals if they are properly brought before the Meeting for consideration. In addition, with regard to any other business matters that may properly come before the Meeting for consideration, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

Address of Manager, Investment Adviser and Investment Sub-Advisers

     The address of NAM-U.S.A. is 535 Madison Avenue, New York, New York 10022-4212. The address of NAM is 1-12-1 Chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan. The address of Nomura Asset Management Hong Kong Limited is 30th Floor, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. The address of Nomura Asset Management Singapore Limited is 6 Battery Road, #40-02 Singapore 049909.

Proposals of Shareholders

     Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Fund, which is expected to be held in July 2005, must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by February 10, 2005. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund by May 3, 2005. Written proposals with regard to the Fund should be sent to the Secretary of the Fund, 535 Madison Avenue, New York, New York 10022.

     Shareholders wishing to present proposals at the next annual meeting of shareholders of the Fund that they do not wish to be included in the Fund's proxy statement and form of proxy, must send written notice of such proposals to the Secretary of the Fund, 535 Madison Avenue, New York, New York 10022, and such notice must be received by the Secretary no sooner than February 17, 2005 and no later than March 21, 2005 in the form prescribed from time to time in the Fund's Bylaws.



                                        By Order of the Board of Directors


                                                 Neil A. Daniele
                                                    Secretary

New York, New York
Dated: June 10, 2004

                                                                     Exhibit I


                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                            KOREA EQUITY FUND, INC.
                        CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

     For the purpose of this Audit Committee Charter, the Audit Committee of each of Japan Smaller Capitalization Fund, Inc. and Korea Equity Fund, Inc. (each a "Fund") will be referred to as the "Audit Committee".

I.   Composition of the Audit Committee
     ----------------------------------

     The Audit Committee shall be composed of all of the Directors who satisfy the following criteria:

     (a) each of whom shall not be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

     (b) each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof) or have any other relationship to the Fund or Nomura Asset Management U.S.A. Inc. or its affiliates that may interfere with the exercise of such person's independence from the Fund and Fund management;

     (c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange on which Fund shares are listed;

     (d) each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

     (e) at least one of whom shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

     The Audit Committee shall make a determination from time to time whether at least one member of the Audit Committee is a "financial expert" as defined in rules promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Sarbanes-Oxley Act of 2002 and shall consider whether any member thereof serves on the audit committee of any other public companies.

II.  Purposes of the Audit Committee
     -------------------------------

     The Audit Committee, in its capacity as a committee of the Board of Directors, is directly responsible for the appointment, compensation, and oversight of the Fund's independent accountants (including the resolution of disagreements between Fund management and such independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall report regularly to the Board of

Directors with respect to the matters described in Section III of this Audit Committee Charter. The Fund's independent accountants report directly to the Audit Committee.

III. Responsibilities and Duties of the Audit Committee
     --------------------------------------------------

     The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

     To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

     (a) upon submission of an application form by the Fund's independent public accountants to the Public Company Accounting Oversight Board, to request (i) a copy of such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board's inspection of the Fund's independent accountants;

     (b) to preapprove all auditing services to be provided to the Fund by the Fund's independent accountants*;

     (c) to preapprove all non-audit services, including tax services, to be provided to the Fund by the Fund's independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Fund by the Fund's independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act**;

     (d) to preapprove non-audit services to be provided to the Fund's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund) if the engagement relates directly to the operations and financial reporting of the Fund;

     (e) to ensure that the Fund's independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with


----------------
* The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the Audit Committee shall not delegate preapproval of the audit required by the 1934 Act. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

** The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals. The decisions of any member or members of the Audit Committee to whom such authority has been granted shall be reported to the full Audit Committee at each of its scheduled meetings.

          Independence Standards Board Standard No. 1, to actively engage in a dialogue with the Fund's independent accountants with respect to any disclosed relationships or services that affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

     (f) to receive and consider specific written representations from the Fund's independent public accountants with respect to the independence of such accountants, audit partner rotation, and conflicts of interest described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non-audit services to the Fund by the Fund's independent accountants as described in
          Section III(c) of this Audit Committee Charter is compatible with maintaining the independence of those accountants;

     (g) to review arrangements for annual and special audits and the scope of such audits with the Fund's independent accountants;

     (h) to review and discuss the Fund's audited financial statements with Fund management;

     (i) to discuss with the independent accountants those matters required to be discussed by Statement of Accounting Standards Nos. 61 and 90, as may be modified or supplemented, relating to the Fund's financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

     (j) to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required to be prepared by the Audit Committee by rules or regulations promulgated by the SEC ("SEC Rules") to be included in the Fund's annual proxy statement;

     (k) to review and discuss any report required to be reviewed by the Audit Committee pursuant to SEC Rules, as well as any reports prepared by the independent accountants of the Fund with respect to all services provided by the independent accountants to the Fund and the Fund's investment adviser and the fees related to such services;

     (l) to review legal and regulatory matters presented by counsel and the Fund's independent accountants that may have a material impact on the Fund's financial statements;

     (m) to establish and administer policies and procedures relating to (i) the hiring of employees and former employees of the Fund's independent accountants and (ii) the resolution of any disagreements between Fund management and the Fund's independent accountants regarding accounting and/or financial reporting policies and procedures;

     (n) to consider with the Fund's independent accountants their comments with respect to the quality and adequacy of the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent public accountants;

     (o) to receive and consider reports from the Fund's independent accountants regarding (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences; and (iv) all non-audit services provided to any entity in the Fund's investment company complex that were not pre-approved by the Fund's Audit Committee;

     (p) to receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and have identified for the Fund's independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund's internal controls; and (iii) whether or not there have been significant changes in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

     (q) to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

     (r) to discuss with Fund management and the Fund's independent accountants policies with respect to risk assessment and risk management and the quality and adequacy of the Fund's internal controls and processes that could materially affect the Fund's financial statements and financial reporting;

     (s) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed;

     (t) to review and assess the adequacy of this Audit Committee Charter on an annual basis and recommend any changes to the Board of Directors; and

     (u) to perform such other functions consistent with this Audit Committee Charter, the Fund's Articles of Incorporation, as applicable, the Fund's By-laws and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

     In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

     Fund management is responsible for maintaining appropriate systems for accounting. The Fund's independent public accountants are responsible for conducting a proper audit of the Fund's financial statements and are directly accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject, if applicable, to shareholder approval) and evaluate the Fund's independent accountants, to determine the compensation of the Fund's independent accountants and, where appropriate, to replace the Fund's independent public accountants (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

IV.  Meetings
     --------

     The Audit Committee shall meet at least annually with the Fund's independent accountants (outside the presence of Fund management) and at least annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings when and if circumstances require. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.   Assistance from Fund Management; Authority to Engage Advisers; Funding
     ----------------------------------------------------------------------

     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the authority to discharge its responsibility, including the power and authority to retain their own independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors, for payment of compensation to: (i) the Fund's independent accountants, (ii) any advisers employed by the Audit Committee under this Section V and (iii) any ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.



Dated August 6, 2003

                                                                   Exhibit II


                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                            KOREA EQUITY FUND, INC.

                      CHARTER OF THE NOMINATING COMMITTEE
                           OF THE BOARD OF DIRECTORS



          For the purpose of this Nominating Committee Charter, the Nominating Committee of each of Japan Smaller Capitalization Fund, Inc. and Korea Equity Fund, Inc. (each, a "Fund") will be referred to as the "Nominating Committee." This charter relates to the responsibilities of the Nominating Committee in connection with the nomination of Independent Directors.

1.        Composition of the Nominating Committee

          The members of the Nominating Committee shall be composed solely of all of the Independent Directors.(1) The Chair of the Nominating Committee shall be selected by the members. The Nominating Committee will meet at least annually and at such dates and times as called by the Chair. A quorum shall consist of at least two Independent Directors.

II.       Purpose of the Nominating Committee

          The Nominating Committee, in its capacity as a committee of the Board of Directors, is responsible for the process of identifying, evaluating, selecting and appointing Independent Directors to fill vacancies among the Independent Directors in accordance with the Statement of Criteria for the Selection of Independent Directors attached. Any person selected to serve as an Independent Director shall be nominated and selected to fill such office solely by the Nominating Committee. The Nominating Committee may retain consultants or search firms to assist it to identify Independent Director candidates on such terms and conditions, including fees, as the Nominating Committee considers appropriate.

III.      Qualifications of Candidates

          The Nominating Committee will seek to identify candidates it believes are highly qualified to serve as Independent Directors of the Fund. It may consider Independent Director candidates recommended by shareholders, taking into account the same criteria applied to candidates identified by the Nominating Committee. In



--------
(1) Independent Directors are those who satisfy the following criteria: (a) each shall not be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and (b) each shall otherwise satisfy the applicable independence requirements for any stock exchange on which Fund shares are listed.

evaluating a candidate recommended by a shareholder, the Nominating Committee may consider, in addition to the criteria discussed above, the objectives of the shareholders in submitting the candidate's name for nomination and whether or not such objectives are consistent with the interests of all shareholders.

                             Statement of Criteria
                    for Selection of Independent Directors

     The Nominating Committee of the Fund has adopted this statement of its views as to the appropriate criteria for the selection of Independent Directors to fill vacancies among the Independent Directors of the Fund.

o The candidate must meet the definition of an Independent Director and have no material relationships that could create any appearance of impropriety with respect to or a lack of independence from Nomura Asset Management (U.S.A.) Inc. or any of its affiliates.

o The candidate must have the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an Independent Director of the Fund and to protect the interests of Fund shareholders.

o The candidate needs to have corporate or other business experience in significant positions demonstrating sound business judgment.

o The candidate should have financial and accounting experience and at least one Independent Director should qualify as an "Audit Committee Financial Expert."

o The candidate should have the ability to and attend at least four regular meetings a year.

o The candidate should add to the balance of experience of the present Independent Directors. Familiarity with the Asian markets in which the Fund invests is desirable.

                            KOREA EQUITY FUND, INC.

                              535 Madison Avenue
                           New York, New York 10022

                                     PROXY

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Yasushi Suzuki and Neil A. Daniele as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Korea Equity Fund, Inc. (the "Fund") held of record by the undersigned on June 1, 2004 at the Annual Meeting of the Shareholders of the Fund to be held on July 21, 2004 or any adjournment thereof.

           ---------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING
                            THE ENCLOSED ENVELOPE.
           ---------------------------------------------------------

Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

|X| PLEASE MARK VOTES
      AS IN THIS EXAMPLE

           ---------------------------------------------------------
                            KOREA EQUITY FUND, INC.
           ---------------------------------------------------------

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2, and AGAINST Proposal 3.

Mark box at right if an address change or comment has been noted on the reverse side of this card. |_|

CONTROL NUMBER:

     Please be sure to sign and date this Proxy

THE BOARD OF DIRECTORS         For                               For All
RECOMMENDS A VOTE              All             With-             Nominees
"FOR" ALL CLASS I DIRECTOR     Nominees        hold              Except
NOMINEES                       |_|             |_|               [_|

1.  Election of two Class I Directors for a three-year term:
         William G. Barker, Jr.
         John F. Wallace

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 2.

2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending October 31, 2004. [_] FOR [_] AGAINST
[_] ABSTAIN


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEM 3.

3. A stockholder proposal seeking termination of the Fund's investment advisory agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd.
[_] FOR   [_] AGAINST   [_] ABSTAIN

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof.

Date  ________________

___________________Shareholder sign here ___________ Co-owner sign here ________



                                      2